Rationalization Of Operations	12 Months Ended
Sep. 30, 2014
Restructuring Charges [Abstract]
Rationalization Of Operations
RATIONALIZATION OF OPERATIONS

Rationalization of operations expense reflects costs associated with the Company's efforts to continually improve operational efficiency and deploy assets globally to remain competitive on a worldwide basis. Each year the Company incurs costs to size its businesses to levels appropriate for current economic conditions and to improve its cost structure for future growth. Rationalization expenses result from numerous individual actions implemented across the Company's various operating units on an ongoing basis and include costs for moving facilities to best-cost locations, starting up plants after relocation or geographic expansion to serve local markets, exiting certain product lines, curtailing/downsizing operations because of changing economic conditions and other costs resulting from asset redeployment decisions. Shutdown costs include severance and benefits, stay bonuses, lease and contract termination costs and asset write-downs. In addition to the costs of moving fixed assets, start-up and moving costs include employee training and relocation. Vacant facility costs include security, maintenance, utilities and other costs.

Rationalization expenses were $55, $78 and $119, respectively, for 2014, 2013 and 2012. The Company currently expects to incur 2015 rationalization expense of approximately $60, including costs to complete actions initiated before the end of 2014 and for actions anticipated to be approved and initiated during 2015.

The change in the liability for rationalization of operations during the years ended September 30 follows:

	2013	Expense	Paid/Utilized	2014
Severance and benefits	$27	27	34	20
Lease and other contract terminations	3	3	5	1
Fixed asset write-downs	—	2	2	—
Vacant facility and other shutdown costs	1	5	6	—
Start-up and moving costs	1	18	18	1
Total	$32	55	65	22

	2012	Expense	Paid/Utilized	2013
Severance and benefits	$23	45	41	27
Lease and other contract terminations	5	3	5	3
Fixed asset write-downs	—	1	1	—
Vacant facility and other shutdown costs	3	6	8	1
Start-up and moving costs	1	23	23	1
Total	$32	78	78	32

Rationalization of operations expense by business segment follows:

	2012	2013	2014
Process Management	$19	15	17
Industrial Automation	27	27	7
Network Power	53	25	15
Climate Technologies	11	3	14
Commercial & Residential Solutions	9	8	2
Total	$119	78	55

Expenses incurred during 2014, 2013 and 2012 include actions to exit 14, 13 and 20 production, distribution or office facilities, and eliminate approximately 2,000, 3,100 and 2,700 positions, respectively, as well as costs related to start up operations and facilities exited in previous periods. Costs largely relate to deployment of resources to higher growth regions and to directly serve local markets, and in 2014 were concentrated in Process Management, Network Power and Climate Technologies. The majority of costs have been incurred in Asia and Europe and to a lesser extent in North America. In 2013 and 2012, costs were concentrated in Network Power and Industrial Automation due to end market softness for those segments, including Artesyn, and acquisition integration activity in Network Power, and were primarily incurred in Europe, North America and Asia.